Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

("Separate Account")

Supplement to:

Direction Variable Annuity

Prospectus Dated December 15, 2015

Supplement Dated December 21, 2015

On or about January 1, 2016, Neuberger Berman Management LLC and Neuberger Berman LLC (NB LLC) will transfer to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provide to any fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable. Following such transfer, NBFI will be renamed Neuberger Berman Investment Advisers LLC.

Therefore, effective on or about January 1, 2016, the list of variable investment options in your prospectus is revised to read as follows:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Growth Portfolio, Class S – Neuberger Berman Investment Advisers LLC (NBIA)	Seeks growth of capital.
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class S – NBIA	Seeks growth of capital.

All other provisions remain as stated in your Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 1941 12-15